TIFF Investment Program (“TIP”)

Supplement dated October 1, 2024 to the TIP Prospectus dated April 29, 2024, as Supplemented April 29, 2024 and July 1, 2024, the TIFF Multi-Asset Fund Summary Prospectus dated April 29, 2024, as Supplemented April 29, 2024 and July 1, 2024, and the TIP Statement of Additional Information dated April 29, 2024, as Supplemented April 29, 2024, as Supplemented April 29, 2024

This supplement provides new and additional information to the TIP prospectus referenced above (the “Prospectus”), the TIFF Multi-Asset Fund summary prospectus referenced above (the “Summary Prospectus”) and the TIP Statement of Additional Information referenced above (the “SAI”).

On September 26, 2024, the Board of Trustees of TIP (the “Board”) approved the termination of the money manager agreement between TIP, on behalf of TIFF Multi-Asset Fund (“MAF”), and Amundi Asset Management US, Inc. (“Amundi”) and Amundi is no longer managing any portion of MAF’s assets. Effective immediately, all references to Amundi and disclosure related to Amundi in the Prospectus are hereby removed under the headings “Money Managers and Their Strategies” and “Money Manager Fee Arrangements and Portfolio Managers.” Additionally, all references to Amundi and disclosure related to Amundi in the SAI are hereby removed under the headings “Money Manager Agreements” and “Description of Indices.”

Also on September 26, 2024, the Board approved a money manager agreement between TIP, on behalf of the Fund, and Lynwood Price Capital Management LP (“Lynwood Price”), a new money manager for the Fund, effective October 1, 2024.

The following paragraph regarding Lynwood Price is added under the heading “Money Managers and Their Strategies” on page 7 of the Prospectus, after the description of Kopernik Global Investors, LLC:

“Lynwood Price Capital Management LP invests primarily in US equity securities, managing a concentrated portfolio of investments in industries where the manager believes high and recurring profits are likely.  The manager will normally hold a limited number (typically 10-30) of companies, but from time to time may hold fewer or more companies.”

The following paragraph regarding Lynwood Price is added under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 17 of the Prospectus, after the description of Kopernik Global Investors, LLC:

“Lynwood Price Capital Management LP (500 W. 2nd Street, Suite 1900-28, Austin TX 78701) is compensated in part based on assets and in part based on performance and receives both an asset-based fee and a performance-based fee. The asset-based fee, payable monthly, is calculated on all assets comprising the portfolio and decreases as Lynwood Price’s assets under management, excluding assets of Lynwood Price and its affiliates (“Total Manager Assets”), increase. The asset-based fee rate is (i) 0.75% if Total Manager Assets are less than $250 million; (ii) 0.50% if Total Manager Assets are between $250 million and $500 million; and (iii) 0.25% if Total Manager Assets are above $500 million. The performance-based fee the manager receives is 20% of the amount by which the value of its portfolio exceeds the value of a hurdle account, determined by reference to the S&P 500 Total Return Index, generally calculated over 12-month periods each ending December 31. Jimmy Price III (Chief Executive Officer and Chief Investment Officer) has primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Price founded Lynwood Price in October 2022. Prior to that, he was the Co-Founder and Senior Portfolio Manager of the public equities group at Karlin Asset Management. Before Karlin, Mr. Price was a partner at ValueAct SmallCap, where he led several of the fund's investments in industrials and business services. Prior to these roles, Mr. Price spent six years in private equity. He was a Vice President at Oaktree Capital Management, where he was a member of the investment team for Oaktree’s private equity and distressed-for-control group. Before joining Oaktree, Mr. Price was an Associate at Bain Capital. He began his career in the mergers and acquisitions department of Goldman, Sachs & Co.”

The following paragraph replaces the current paragraph regarding Westbeck Capital Management LLP under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 17 of the Prospectus, after the description of TIFF Advisory Services, LLC:

“Westbeck Capital Management LLP (47-48 Piccadilly, London, England W1J 0DT) is compensated in part based on assets and in part based on performance and receives both an asset-based fee and a performance-based fee. The asset-based fee, payable monthly, ranges from 1.25% to 1.5% per year on assets comprising the portfolio and the asset-based fee rate is determined based upon the greater of (i) the net amount of TIFF Assets (as defined below) invested with Westbeck (the sum of all TIFF Assets contributed to Westbeck less the sum of all TIFF Assets withdrawn from Westbeck) and (ii) the current value of the TIFF Assets, each as of the beginning of the relevant month. The performance-based fee, payable annually, ranges from 12.5% to 15% of the portfolio’s capital appreciation and the performance-based fee rate is determined based upon the value of the TIFF Assets as of the beginning of the relevant performance period. The performance-based fee is subject to a high-water mark and is calculated over 12-month periods ending December 31. “TIFF Assets” means the total assets that are managed by Westbeck or its affiliates for the Fund and other funds advised by TAS or its affiliates, whether through a separate account or an interest in a pooled investment fund. Will Smith (Deputy Chief Investment Officer, Co-Founder) has primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Smith co-founded Westbeck Capital Management LLP with Jean-Louis Le Mee in 2015. Prior to that, he was a Partner and the Head of the Natural Resources team at CQS from 2008 to 2015. Prior to CQS, Mr. Smith ran the long/short commodity strategy within Landsbanki Securities (2004-2007) and was previously at UBS.”

The following paragraphs replace the current first two paragraphs under the heading “Shareholder Information” on pages 19-20 of the Prospectus:

“Eligible Shareholders. The Fund will accept as new shareholders only those organizations that meet the eligibility criteria set forth below under the heading Eligibility Criteria and are “accredited investors” as defined in Rule 501(a) under the Securities Act of 1933, as amended, and the SEC’s interpretations thereof, which generally contemplate, among other criteria, that an organization have total assets in excess of $5 million. In addition, shareholders in the Fund must be “qualified clients” as defined in Rule 205-3(d) under the Investment Advisers Act of 1940, as amended, which generally means that an organization must maintain a minimum balance of at least $1.1 million in the Fund or have a net worth of more than $2.2 million. The Fund may in its discretion accept a new shareholder that is not an “accredited investor,” provided that such new shareholder is a “qualified client.” Typically, a new shareholder accepted under these circumstances would have an investment in another fund bearing the TIFF name or would be an affiliate of or otherwise related to another shareholder in TIP or another investment fund bearing the TIFF name. TAS and its affiliates, including other vehicles managed or sponsored by TAS or its affiliates, TAS advisory board members and employees, TIP trustees and TIFF Charitable Foundation (“TCF”) directors (including any of their retirement or other accounts) are not subject to the “accredited shareholder” criterion. From time to time the Fund may impose additional eligibility criteria. In addition, the definition of “accredited shareholder” and “qualified client” are expected to be changed periodically by the SEC and TIP may need to adjust its shareholder requirements in accordance with any such changes.

Eligibility Criteria. The Fund is open to:

•	501(c)(3) organizations or affiliated or related entities;

•	Organizations determined by TAS, in its sole discretion, to be operated for charitable purposes;

•	Defined benefit plans of eligible organizations; and

•	TAS and its affiliates, including other vehicles managed or sponsored by TAS and its affiliates; TAS advisory board members and employees, TIP trustees and TCF directors (including any of their retirement accounts or other accounts of which any such individual is the sole beneficial owner).”

Please keep this supplement for future reference.

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